Sub-Item 77Q1(e):

Form of Amended Schedule A to the Investment Advisory Agreement (amended as of
November 21, 2013). Incorporated herein by reference to the Registrant’s Registration
Statement as filed with the Securities and Exchange Commission on November 25,
2013 (Accession Number 0001193125-13-453035).